SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential, For Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          21st CENTURY HOLDING COMPANY
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                          21st CENTURY HOLDING COMPANY



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 6, 2000



To the Shareholders of 21st Century Holding Company:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of 21st Century Holding Company, a Florida corporation (the "Company"), will be held at the Company's principal executive offices at 4161 N.W. 5th Street, Plantation, Florida 33317, at 11:00 A.M., on June 6, 2000 for the following purposes:

         1. To elect one director of the Company to serve until 2001 and three directors of the Company to serve until 2003;

         2. To consider and vote upon a proposal to approve an amendment to the Company's 1998 stock option plan to increase the number of shares of the Company's common stock, $.01 par value per share, reserved for issuance thereunder from an aggregate of 350,000 shares to an aggregate of 600,000 shares; and

         3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponements thereof.

         The Board of Directors has fixed the close of business on May 2, 2000 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

         Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the pre-addressed envelope provided for that purpose as promptly as possible. No postage is required if mailed in the United States.

                                        By Order of the Board of Directors,

                                        Joseph A. Epstein, Secretary

Plantation, Florida
May 9, 2000

ALL SHAREHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                          21st CENTURY HOLDING COMPANY
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 6, 2000

                              ---------------------

                                 PROXY STATEMENT

                              ---------------------


                     TIME, DATE AND PLACE OF ANNUAL MEETING

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of 21st Century Holding Company, a Florida corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.01 per share (the "Common Stock"), for use at the Annual Meeting of Shareholders of the Company to be held at 11:00 A.M., on June 6, 2000, at the Company's principal executive offices at 4161 N.W. 5th Street, Plantation, Florida 33317, and at any adjournments or postponements thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting.

         The approximate date this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is May 9, 2000. Shareholders should review the information provided herein in conjunction with the Company's Annual Report to Shareholders that accompanies this Proxy Statement. The Company's principal executive offices are located at 4161 N.W. 5th Street, Plantation, Florida 33317, and its telephone number is (954) 581-9993.


                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.


                         PURPOSES OF THE ANNUAL MEETING

         At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

         1. To elect one director of the Company to serve until 2001 and three directors of the Company to serve until 2003;

         2. To consider and vote upon a proposal to approve an amendment to the Company's 1998 stock option plan (the "1998 Plan") to increase the number of shares of the Company's Common Stock reserved for issuance thereunder from an aggregate of 350,000 shares to an aggregate of 600,000 shares; and

         3. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth herein) will be voted (a) for the election of the respective nominees for director named below and (b) in favor of all other proposals described in the Notice of Annual Meeting. In the event a shareholder specifies a different choice by means of the enclosed proxy, the shareholder's shares will be voted in accordance with the specification so made.


                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on May 2, 2000 as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 3,390,000 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting.

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. The affirmative votes of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting will be required for approval of the other proposals covered by this Proxy Statement. If less than a majority of the outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

         Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

         A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner's shares with respect to the election of directors and certain other matters addressed at the Annual Meeting. Any such shares that are not represented at the Annual Meeting either in person or by proxy will not be considered to have cast votes on any matters addressed at the Annual Meeting.

                          BENEFICIAL SECURITY OWNERSHIP

         The following table sets forth, as of the Record Date, information with respect to the beneficial ownership of the Company's Common Stock by (i) each person who is known by the Company to beneficially own 5% or more of the Company's outstanding Common Stock, (ii) the Company's Chief Executive Officer ("CEO"), (iii) each director of the Company, and (iv) all directors and executive officers of the Company as a group.

                                                               Number of Shares           Percent of
Name and Address of Beneficial                                  Beneficially                 Class
Owner(1)                                                          Owned(2)                Outstanding
------------------------------------------------------        ------------------         --------------
Edward J. Lawson(3)......................................           1,232,478                 36.6%
Michele V. Lawson (4)....................................           1,232,478                 36.6
Ronald A. Raymond(5).....................................             321,659                  9.6
Patrick D. Doyle(6)......................................               2,500                  *
Joseph A. Epstein (7)....................................               2,450                  *
Wallace J. Hilliard (8)..................................             352,680                 10.5
Carla L. Leonard(9)......................................             167,490                  5.0
Robert E. McNally(10)....................................              40,156                  1.2
Bruce F. Simberg(11).....................................              45,750                  1.3
Pilgrim Holdings Corporation                                          177,000                  5.3
    40 North Central Avenue, Suite 1200
    Phoenix, AZ 85004-4424...............................
All directors and executive officers
  as a group (7 persons).................................           1,676,014                 49.2

----------------
*        Less than 1%.

(1) Except as otherwise indicated, the address of each person named in the table is c/o 21st Century Holding Company, 4161 N.W. 5th Street, Avenue, Plantation, Florida 33317.
(2) Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock listed, which include shares of Common Stock that such persons have the right to acquire a beneficial interest in within 60 days from the date of this Proxy Statement.
(3) Includes 608,889 shares of Common Stock held of record by Mrs. Lawson, 2,500 shares of Common Stock held jointly by Mr. and Mrs. Lawson, 5,700 shares held in an account for minor, 4,000 shares of Common Stock issuable upon the exercise of stock options held by Mr. Lawson and 2,500 shares of Common Stock issuable upon the exercise of stock options held by Mrs. Lawson.
(4) Includes 608,889 shares of Common Stock held of record by Mr. Lawson, 2,500 shares of Common Stock held jointly by Mr. and Mrs. Lawson, 5,700 shares held in an account for minor, 2,500 shares of Common Stock issuable upon the exercise of stock options held by Mrs. Lawson and 4,000 shares of Common Stock issuable upon the exercise of stock options held by Mr. Lawson.
(5) Includes 45,850 shares of Common Stock held in Mr. Raymond's individual retirement account ("IRA") and 2,500 shares of Common Stock issuable upon the exercise of stock options held by Mr. Raymond.
(6) Includes 2,500 shares of Common Stock issuable upon the exercise of stock options held by Mr. Doyle.

(7) Includes 1,700 shares of Common Stock held in Mr. Epstein's IRA and 750 shares of Common Stock issuable upon the exercise of stock options held by Mr. Epstein.
(8) Includes 330,980 shares of Common Stock held by a trust, 9,300 held by Hilliard Limited Partnership in which Mr. Hilliard is a general partner, 8,000 shares of Common Stock held in an irrevocable trust account, and 4,400 shares of Common Stock held in Mr. Hilliard's IRA.
(9) Includes 750 shares of Common Stock issuable upon the exercise of stock options held by Ms. Leonard.
(10) Includes 1,250 shares of Common Stock issuable upon the exercise of stock options held by Mr. McNally.
(11) Includes 750 shares of Common Stock issuable upon the exercise of stock options held by Mr. Simberg.

                              ELECTION OF DIRECTORS

         The Company's Articles of Incorporation provide that the Board of Directors be divided into three classes. Each class of directors serves a staggered three-year term. Patrick D. Doyle, Wallace J. Hilliard and Bruce Simberg hold office until the 2000 Annual Meeting, and each has been nominated for reelection to the Board, to serve until the Annual Meeting to be held in 2003 or until their successors are duly elected and qualified. Edward J. Lawson and Michele V. Lawson hold office until the 2001 Annual Meeting. Joseph A. Epstein and Carla Leonard hold office until the 2002 Annual Meeting. The Company's Board of Directors in May 2000 elected Robert E. McNally as a director in the same class as Edward J. Lawson and Michele V. Lawson to replace Ronald A. Raymond, who resigned in March 2000, as a director. As a result, Mr. McNally has been nominated for election this year to serve the balance of the term of the vacancy on the Board until the 2001 annual meeting.

         The accompanying form of proxy when properly executed and returned to the Company, will be voted FOR the election as directors of the three persons named below, unless the proxy contains contrary instructions. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement. Management has no reason to believe that any of the nominees are unable or unwilling to serve if elected. In the event that any of the nominees should become unable or unwilling to serve as a director, however, the proxy will be voted for the election of such person or persons as shall be designated by the Board of Directors.

Nominees

         The persons nominated as directors are as follows:

Name                                          Age      Position with the Company
----------------------------------------    --------   -------------------------

Patrick D. Doyle(1)(2)......................   40       Director

Wallace J. Hilliard.........................   67       Director

Robert E. McNally(3)........................   43       Director

Bruce F. Simberg(2) ........................   51       Director
-----------------
(1) Member of Compensation Committee
(2) Member of Audit Committee
(3) Member of Investment Committee

         Patrick D. Doyle has served as director of the Company since April 1998 and as Secretary of the Company from April 1998 to June 1999. Since October 1999, Mr. Doyle has served as Chief Financial Officer of Travel Services International, Inc. From April 1990 to October 1999, Mr. Doyle served as Chief Financial Officer of Effjohn North America Limited, a lessor and manager of cruise ships. From May 1982 to April 1990, Mr. Doyle was employed by KPMG LLP, achieving the title of Senior Manager focusing on the emerging growth business sector. Mr. Doyle is a certified public accountant. Mr. Doyle is also currently a director of a subsidiary of Silja OY AB, a Finish company.

         Wallace J. Hilliard joined the Company's Board of Directors in January 1999. Since May 1997, Mr. Hilliard has been the owner of Plane 1 Leasing, which charters business jets. Mr. Hilliard co-founded and was the Chairman of American Medical Security, Inc., a provider of medical and specialty health and life insurance products and administrative services, which was sold to United Wisconsin Services, Inc. in 1996. Prior to that, Mr. Hilliard co-founded Employers Health Insurance, which was sold to Humana, Inc. in 1995.

         Robert E. McNally joined the Company's Board of Directors in April 2000. Mr. McNally has served as a consultant to the Company since 1998. Mr. McNally currently serves as Southeast Regional Manager for NCR Corporation ("NCR"), a technology solutions provider for the retail, financial, communications, travel and transportation and insurance industries. Mr. McNally has served in various sales and marketing positions for NCR for more than 20 years.

         Bruce F. Simberg has served as a director of the Company since January 1998. Mr. Simberg has been a practicing attorney for the last 23 years, most recently as managing partner of Conroy, Simberg & Ganon, a law firm in Ft. Lauderdale, Florida, since October 1979.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF ALL THREE OF THE NOMINEES FOR ELECTION AS DIRECTORS.

Set forth below is certain information concerning the directors who are not currently standing for election:

Name                                          Age        Position with the Company
---------------------------------------    ----------   -------------------------------

Edward J. Lawson (1)(2)................       50        President, Chief Executive
                                                        Officer and Director

Michele V. Lawson......................       42        Vice President - Agency
                                                        Operations, Treasurer and
                                                        Director

Joseph A. Epstein(1)(3)................       45        Secretary and Director

Carla L. Leonard.......................       38        Director

-------------------
(1)......Member of Compensation Committee.
(2)......Member of Investment Committee.
(3)......Member of Audit Committee.


         Edward J. Lawson co-founded the Company and has served as its President and Chief Executive Officer since inception. Mr. Lawson has more than 17 years' experience in the insurance industry, commencing with the founding of the Company's initial agency in 1983.

         Michele V. Lawson co-founded the Company and has served as a director and executive officer since inception. Mrs. Lawson is currently the Company's Treasurer. Mrs. Lawson has 17 years' experience in the insurance industry, commencing with the founding of the Company's initial insurance agency in 1983. Mrs. Lawson and also holds a property and casualty license in Florida.

         Joseph A. Epstein has served as a director of the Company since April 1998 and as secretary of the Company since June 1999. Since October 1999, Mr. Epstein has served as Chief Operating Officer of Berger, Davis and Singerman, a Fort Lauderdale, Florida based law firm. From January 1998 to October 1999, Mr. Epstein served as Chief Financial Officer at the Center of English Studies, Inc., a provider of language services. From November 1996 to January 1998, Mr. Epstein was a partner at the accounting firm of Mallah, Furman & Company, P.A. From May 1989 to October 1996, Mr. Epstein was a shareholder of the accounting firm of Rachlin, Cohen & Holtz.

         Carla L. Leonard has served as a director of the Company since its inception. Since May 1999, she has served as Executive Vice President of RPA Financial Corporation, a subsidiary of the Company. From September 1983 to May 1999, Ms. Leonard owned and operated Statewide Insurance and Auto Tag Agency, Inc., an independent insurance agency.

         Edward J. Lawson and Michele V. Lawson are husband and wife. There are no other family relationships among the Company's directors and executive officers.

         The Company has agreed to elect one designee of the managing underwriter of the Company's November 1998 initial public offering to the Company's Board of Directors through November 2001. Mr. Hilliard currently serves as such designee.

         Ronald A. Raymond resigned as a director in March 2000 and Carla L. Leonard resigned as a director of the Company in April 2000. Both resignations were for personal reasons.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and holders of more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and The Nasdaq National Market. Such persons are required to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or oral or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, with respect to the fiscal year ended December 31, 1999, all filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with.

Meetings and Committees of the Board of Directors

         During 1999, the Board of Directors held three formal meetings and two special meetings and took actions by written consent on four occasions. During 1999, no director attended fewer than 75% of the number of meetings of the Board of Directors and each Committee of the Board of Directors held during the period such director served on the Board.

         The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Investment Committee. The Board does not have a nominating or similar committee.

         The Audit Committee is currently composed of Patrick D. Doyle, Joseph
A. Epstein and Bruce Simberg. The duties and responsibilities of the Audit Committee include (a) recommending to the Board of Directors the appointment of the Company's independent certified public accountants and any termination of engagement, (b) reviewing the plan and scope of independent audits, (c) reviewing the Company's significant accounting and reporting policies and operating controls, (d) having general responsibility for all related auditing matters, and (e) reporting its recommendations and findings to the full Board of Directors. See "Certain Transactions" with respect to the fees paid by the Company to the law firm of which Mr. Simberg is a partner. The Audit Committee met on one occasion in 1999.

         The Compensation Committee is currently composed of Edward J. Lawson, Patrick D. Doyle and Joseph A. Epstein. The Compensation Committee reviews and approves the compensation of the Company's executive officers and administers the Company's 1998 Plan. The Compensation Committee acted by written consent once in 1999.

         The Investment Committee is currently composed of Edward J. Lawson and one outside advisor. The Investment Committee manages the Company's investment portfolio. The Investment Committee met on one occasion in 1999.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following compensation table sets forth, for the years ended December 31, 1999, 1998 and 1997, the cash and certain other compensation paid by the Company to the Company's CEO (the "Named Executive Officer"). None of the Company's other executives received an annual salary and bonus exceeding $100,000 during 1999:

                                                                                              Long-Term
                                                    Annual Compensation                      Compensation
-------------------------------------    -------------------------------------------     --------------------- ---------------------
                                                                                              Securities
                                                                                              Underlying            All Other
Name and Principal Position                Year         Salary($)        Bonus($)             Options(#)         Compensation($)
-------------------------------------    ---------     -------------    ------------     --------------------- ---------------------
Edward J. Lawson, President and CEO        1999        $ 156,000                0                    --                $4,620(1)
                                           1998          129,438                0                    --                18,899(1)(2)
                                           1997          290,936                0                    --                 3,000(1)

-----------------
(1) Includes $4,620 in contributions for Mr. Lawson to the Company's 401(k) Plan in 1999, $1,885 in contributions to the Company's 401(k) Plan in 1998 and $949 in contributions to the Company's 401(K) Plan in 1997.
(2)      Includes $17,014 in director's fees paid to Mr. Lawson in 1998.

Compensation of Directors

         The Company previously paid fees to all of its directors. Such fees were paid at rates ranging from $12,000 to $25,000 per annum from January 1, 1998 through August 31, 1998.

         Commencing September 1, 1998, non-employee directors receive a fee of $500 per meeting of the Board of Directors or committee thereof attended. Directors who are also officers of the Company do not receive directors' fees.

         In September 1998, each of Ms. Leonard and Messrs. Doyle, Epstein and Simberg were granted ten-year options under the 1998 Plan to purchase 3,000 shares of Common Stock at an exercise price of $10.00 per share. Such options vest over a four-year period commencing September 1999.

Indemnification Agreements

         The Company has entered into an indemnification agreement with each of its directors and executive officers. Each indemnification agreement provides that the Company will indemnify such person against certain liabilities (including settlements) and expenses actually and reasonably incurred by him or her in connection with any threatened or pending legal action, proceeding or investigation (other than actions brought by or in the right of the Company) to which he or she is, or is threatened to be, made a party by reason of his or her status as a director, officer or agent of the Company, provided that such director or executive officer acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal proceedings, had no reasonable cause to believe his or her conduct was unlawful. With respect to any action brought by or in the right of the Company, a director or executive officer will also be indemnified, to the extent not prohibited by applicable law, against expenses and amounts paid in settlement, and certain liabilities if so determined by a court of competent jurisdiction, actually and reasonably incurred by him or her in connection with such action if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company.

Employment Agreements

         Effective September 1, 1998, the Company entered into employment agreements with each of Edward J. Lawson, the Company's President and Chief Executive Officer, and Michele V. Lawson, the Treasurer. Each employment agreement has a "rolling" two-year term, so that at all times the remaining term of the agreement is two years. The employment agreements provide for annual salaries initially set at $156,000 for Mr. Lawson and $78,000 for Mrs. Lawson, and such bonuses and increases as may be awarded by the Board of Directors.

         Each employment agreement provides that the executive officer will continue to receive his salary for a period of two years after the termination of employment, if his or her employment is terminated by the Company for any reason other than death, disability or Cause (as defined in the employment agreement), or for a period of two years after termination of the agreement as a result of his or her disability and a bonus equal to twice the amount paid to the executive officer during the 12 months preceding the termination, and the executive officer's estate will receive a lump sum payment equal to two year's salary plus a bonus equal to twice the amount paid to the executive officer during the 12 months preceding the termination by reason of his death. Each employment agreement also prohibits the executive officer from directly or indirectly competing with the Company for one year after termination for any reason except a termination without Cause. If a Change of Control (as defined in the employment agreement) occurs, the employment agreement provides for the continued employment of the executive officer for a period of two years following the Change of Control. In addition, following the Change of Control, if the executive officer's employment is terminated by the Company other than for Cause or by reason of his death or disability, or by the executive officer for certain specified reasons (such as a reduction of compensation or a diminution of duties), he or she will receive a lump sum cash payment equal to 299% of the cash compensation received by him or her during the 12 calendar months prior to such termination.

         Effective August 2, 1999, the Company entered into an employment agreement with Samuel A. Milne, the Company's Chief Financial Officer, for a two-year term. Pursuant to the employment agreement, Mr. Milne was granted options under the 1998 Plan to purchase a total of 20,000 shares of Common Stock vesting over a four-year period commencing one year from the date of grant at an exercise price equal to $10.00 per share. The employment agreement also provides for an annual salary of $104,000.

         Effective November 11, 1999, the Company entered into an employment agreement with Richard A. Widdicombe, President of Federated National Insurance and Assurance MGA, for a four-year term. Pursuant to the employment agreement, Mr. Widdicombe was granted options under the 1998 Plan to purchase a total of 40,000 shares of Common Stock vesting over a four-year period commencing one year from the date of grant at an exercise price equal to $10.00 per share. The employment agreement also provides for an annual salary of $78,000, a monthly car allowance in the amount of $600 and a bonus at the end of one year in the amount of $20,000, contingent upon an increase in revenue of gross written premiums of either Federated National or Assurance MGA.

Option Grants in Last Fiscal Year

         There were no options granted to the Named Executive Officer during 1999.

Stock Options Held at End of 1999

         The following table indicates the total number and value of exercisable and unexercisable stock options held by the Named Executive Officer listed as of December 31, 1999. No options were exercised by the Named Executive Officer during the year ended December 31, 1999.

                                      Number of Securities                        Value of Unexercised
                                     Underlying Unexercised                       In-the-Money Options
                                   Options at Fiscal Year-End                      At Fiscal Year-End
                              -------------------------------------     ----------------------------------
Name                            Exercisable        Unexercisable        Exercisable(1)        Unexercisable(1)
--------------------------    ----------------    -----------------    -----------------    ----------------------
Edward J. Lawson................  4,000              12,000                    0               $    0

-----------------
(1) Based on a fair market value of $4.12 per share at December 31, 1999.

                              CERTAIN TRANSACTIONS

Corporate Reorganization Transactions

         In January 1998, the Company acquired all of the issued and outstanding capital stock of eight affiliated corporations, principally the Company's insurance agencies, in exchange for the issuance of 954,124 shares of Common Stock to eight persons. Included in such shares were 377,481 shares of Common Stock issued to each of Edward J. Lawson and Michele V. Lawson, who were principal shareholders of seven of the corporations and 18,526 shares of Common Stock issued to Ronald A. Raymond, who was the principal shareholder of the eighth corporation.

         In February 1998, the Company acquired all of the issued and outstanding capital stock of one additional insurance agency in exchange for the issuance of 27,792 shares of Common Stock to five persons, including 6,948 shares of Common Stock issued to each of Edward J. Lawson and Michele V. Lawson, who were principal shareholders of the agency.

Real Estate Transactions

         In January 1999, the Company purchased two office properties from Mr. and Mrs. Lawson, which have been utilized for agencies' operations. Each of the properties were sold at the same sales price to Mr. and Mrs. Lawson, resulting in no gain or loss to Mr. and Mrs. Lawson. Consideration for the acquisitions was cash in the aggregate amount of $605,000.

Other Transactions

         Bruce F. Simberg, a director of the Company, is a partner of the Fort Lauderdale, Florida law firm of Conroy, Simberg & Ganon, which renders legal services to the Company. In 1999 and 1998, the Company paid legal fees to Conroy, Simberg & Ganon for services rendered in the amount of $281,347 and $189,444, respectively.

         In June 1999, the Company purchased the assets of two insurance agencies from Carla Leonard, a former director of the Company, for $130,000 in cash and a note payable for $300,000.

         The mortgage loan receivable balance at December 31, 1999 represents a secured loan to a relative of an officer of the Company. The balance at December 31, 1998 represents a secured loan to an officer of the Company.

Approval of Affiliated Transactions

         The Company has adopted a policy that any transactions between the Company and its executive officers, directors, principal shareholders and their affiliates take place on an arms-length basis and require the approval of a majority of the independent directors of the Company. The Company believes that its transaction with Edward Lawson, Michele Lawson, Bruce Simberg and Carla Leonard are on terms at least as favorable as those the Company could secure from a non-affiliated third party.


                    PROPOSAL TO AMEND 1998 STOCK OPTION PLAN

         The Board of Directors of the Company has amended, subject to shareholder approval, the 1998 Plan to increase the number of shares of Common Stock authorized for issuance under the 1998 Plan by 250,000 shares from a total of 350,000 shares to 600,000 shares of Common Stock.

1998 Plan Description

         The statements in this Proxy Statement concerning the terms and provisions of the 1998 Plan are summaries only and do not purport to be complete. All such statements are qualified in their entirety by reference to the full text of the 1998 Plan, which is attached hereto as Exhibit A.

         The purpose of the 1998 Plan is to advance the interests of the Company by providing an additional incentive to attract and retain qualified and competent persons as employees, upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons.

         The 1998 Plan was effective as of September 16, 1998, and, unless sooner terminated by the Board of Directors of the Company in accordance with the terms thereof, shall terminate on September 16, 2008. Certain employees, who are selected by the stock option committee, or if there is no stock option committee by the Board of Directors, may participate in the 1998 Plan; however, no incentive stock option, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code" or "Internal Revenue Code") shall be granted to a consultant who is not also an employee of the Company.

         The 1998 Plan provides for the issuance of incentive stock options ("Incentive Stock Options") and nonqualified stock options ("Nonqualified Stock Options"). An Incentive Stock Option is an option to purchase Common Stock that meets the definition of "incentive stock option" set forth in Section 422 of the Code. A Nonqualified Stock Option is an option to purchase Common Stock that meets certain requirements in the 1998 Plan but does not meet the definition of an "incentive stock option" set forth in Section 422 of the Code. Nonqualified Stock Options and Incentive Stock Options are sometimes referred to herein as "Options."

         The number of shares of Common Stock that may be issued pursuant to Options granted under the 1998 Plan is currently 350,000, and if this proposal is approved by the shareholders, will be increased to 600,000. If any Option granted pursuant to the 1998 Plan terminates, expires, or is canceled or surrendered, in whole or in part, shares subject to the unexercised portion may again be issued pursuant to the exercise of Options granted under the 1998 Plan. The shares acquired upon exercise of Options granted under the 1998 Plan will be authorized and unissued shares of Common Stock. The Company's shareholders will not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the 1998 Plan.

         The 1998 Plan is administered by a stock option committee of two or more directors (the "Committee") or, if a Committee is not designated by the Board of Directors, by the Board of Directors as a whole. The Committee has the right to determine, among other things, the persons to whom Options are granted, the number of shares of Common Stock subject to Options, the exercise price of Options and the term thereof. All employees of the Company, including officers and directors and consultants to the Company, are eligible to receive grants of Options under the 1998 Plan; however, no Incentive Stock Option may be granted to a consultant who is not also an employee of the Company or any of its subsidiaries. Upon receiving grants of Options, each holder of the Options (the "Optionee") shall enter into an option agreement with the Company which contains the terms and conditions deemed necessary by the Committee.

Terms and Conditions of Options

         Option Price. For any Option granted under the 1998 Plan, the option price per share of Common Stock may be any price not less than par value per share as determined by the Committee; however, the option price per share of any Incentive Stock Option may not be less than the Fair Market Value (defined below) of the Common Stock on the date such Incentive Stock Option is granted. On the Record Date, the closing price of the Company's Common Stock as reported by the Nasdaq National Market was $5.66 per share.

         Under the 1998 Plan, the "Fair Market Value" is the closing price of shares on the business day immediately preceding the date of grant; however, if the shares are not publicly traded, then the Fair Market Value will be as the Committee shall in its sole and absolute discretion determine in a fair and uniform manner.

         Exercise of Options. Each Option is exercisable in such amounts, at such intervals and upon such terms as the Committee may determine. Unless otherwise provided in an Option, each outstanding Option may, in the sole discretion of the Committee, become immediately fully exercisable (i) if there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that shareholders of the Company immediately before such transaction cease to own at least 30% of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction; (ii) if the shareholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless such plan is subsequently abandoned); or (iii) if the shareholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned). The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any shares subject to any Option or previously acquired by the exercise of any Option. Options granted to the officers and directors under the 1998 Plan may not be exercised unless otherwise expressly provided in any Option, until six months following the date of grant and if and only if the Optionee is in the employ of the Company on such date.

         Unless further limited by the Committee in any Option, shares of Common Stock purchased upon the exercise of Options must be paid for in cash, by certified or official bank check, by money order, with already owned shares of Common Stock, or a combination of the above. The Committee, in its sole discretion, may accept a personal check in full or partial payment. Under the 1998 Plan, the Company may also lend money to an Optionee to exercise all or a portion of an Option granted under the 1998 Plan. If the exercise price is paid in whole or in part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of shares purchased by Optionee upon exercise of such Option, (iii) bears interest at a rate of interest no less than the rate of interest payable by the Company to its principal lender, and (iv) contain such other terms as the Committee in its sole discretion shall require.

         Nontransferability. No Option granted under the 1998 Plan shall be sold, pledged, assigned, hypothecated, disposed or otherwise transferred by the Optionee other than by will or the laws of decent and distribution, unless otherwise authorized by the Committee, and no Option shall be exercisable during the Optionee's lifetime by any other person other than the Optionee.

         Termination of Options. The expiration date of an Option is determined by the Committee at the time of the grant and is set forth in the applicable stock option agreement. In no event may an Option be exercisable after ten years from the date it is granted.

         The 1998 Plan provides that if an Optionee's employment is terminated for any reason other than for cause, an improper termination, mental or physical disability or death, then the unexercised portion of the Optionee's Options shall terminate three months after such termination. If an Optionee's employment is terminated for cause or if there is an improper termination of Optionee's employment, the unexercised portion of the Optionee's Options shall terminate immediately upon such termination. If an Optionee's employment is terminated by reason of the Optionee's mental or physical disability, the unexercised portion of the Optionee's Options shall terminate 12 months after such termination. If an Optionee's employment is terminated by reason of the Optionee's death, the unexercised portion of the Optionee's Options shall terminate 12 months after the Optionee's death.

         The Committee in its sole discretion may by giving written notice, effective upon the date of the consummation of certain corporate transactions that would result in an Option becoming fully exercisable, cancel any Option that remains unexercised on such date. Such notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after shareholder approval of such corporate transaction.

Amendment of 1998 Plan

         Either the Board of Directors or the Committee may from time to time amend the 1998 Plan or any Option without the consent or approval of the shareholders of the Company. However, that, except to the extent provided in the Termination of Options section above, no amendment or suspension of this 1998 Plan or any Option issued thereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

Outstanding Options

         As of the Record Date, Options to purchase a total of 617,950 shares of Common Stock had been granted pursuant to the 1998 Plan, none of which have been exercised and 561,160 of which are outstanding (of which 73,306 Options are exercisable). During 1999, a total of 60,000 options vesting over a four-year period commencing one year from the date of grant were granted to executive officers who joined the Company in 1999. No options were granted to the current directors or any associate of any director or executive officer during 1999. A total of 169,600 options were granted to non-director employees in 1999. As of May 2, 2000, the market value of the securities underlying all outstanding options was $3,495,280. Outstanding Options, which are held by approximately 165 persons, are all exercisable at $10.00 per share and are exercisable through various expiration dates from 1999 to 2009. See "Executive Compensation" for information with respect to stock options granted to and held by the Named Executive Officer of the Company.

Federal Income Tax Effects

         The 1998 Plan is not qualified under the provisions of Section 401(a) of the Code, nor is it subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

         Incentive Stock Options. Incentive Stock Options are "incentive stock options" as defined in Section 422 of the Internal Revenue Code. Under the Code, an Optionee generally is not subject to ordinary income tax upon the grant or exercise of an Incentive Stock Option. However, an employee who exercises an Incentive Stock Option by delivering shares of Common Stock previously acquired pursuant to the exercise of an Incentive Stock Option is treated as making a Disqualifying Disposition (defined below) of such shares if the employee delivers such shares before the expiration of the holding period applicable to such shares. The applicable holding period is the longer of two years from the date of grant or one year from the date of exercise. The effect of this provision is to prevent "pyramiding" the exercise of an Incentive Stock Option (i.e., the exercise of the Incentive Stock Option for one share and the use of that share to make successive exercise of the Incentive Stock Option until it is completely exercised) without the imposition of current income tax.

         The amount by which the fair market value of the shares acquired at the time of exercise of an Incentive Stock Option exceeds the purchase price of the shares under such Option will be treated as an item of adjustment included in the Optionee's alternative minimum taxable income for purposes of the alternative minimum tax. If, however, there is a Disqualifying Disposition in the year in which the Option is exercised, the maximum amount of the item of adjustment for such year is the gain on the disposition of the shares. If there is Disqualifying Disposition in a year other than the year of exercise, the dispositions will not result in an item of adjustment for such other year.

         If, subsequent to the exercise of an Incentive Stock Option (whether paid for in cash or in shares), the Optionee holds the shares received upon exercise for a period that exceeds (a) two years from the date such Incentive Stock Option was granted or, if later, (b) one year from the date of exercise (the "Required

Holding Period"), the difference (if any) between the amount realized from the sale of such shares and their tax basis to the holder will be taxed as long-term capital gain or loss. If the holder is subject to the alternative minimum tax in the year of disposition, such holder's tax basis in his or her shares will be increased for purposes of determining his alternative minimum tax for such year, by the amount of the item of adjustment recognized with respect to such shares in the year the Option was exercised.

         In general, if, after exercising an Incentive Stock Option, an employee disposes of the shares so acquired before the end of the Required Holding Period (a "Disqualifying Disposition"), such Optionee would be deemed in receipt of ordinary income in the year of the Disqualifying Disposition, in an amount equal to the excess of the fair market value of the shares at the date the Incentive Stock Option was exercised over the exercise price. If the Disqualifying Disposition is a sale or exchange which would permit a loss to be recognized under the Code (were a loss in fact to be sustained), and the sales proceeds are less than the fair market value of the shares on the date of exercise, the Optionee's ordinary income would be limited to the gain (if any) from the sale. If the amount realized upon disposition exceeds the fair market value of the shares on the date of exercise, the excess would be treated as short-term or long-term capital gain, depending on whether the holding period for such shares exceeded one year.

         An income tax deduction is not allowed to the Company with respect to the grant or exercise of an Incentive Stock Option or the disposition, after the Required Holding Period, of shares acquired upon exercise. In the event of a Disqualifying Disposition, a Federal income tax deduction will be allowed to the Company in an amount equal to the ordinary income to be recognized by the Optionee, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable, and the Company satisfies its withholding obligation with respect to such income.

         Nonqualified Stock Options. An Optionee granted a Nonqualified Stock Option under the 1998 Plan will generally recognize, at the date of exercise of such Nonqualified Stock Option, ordinary income equal to the difference between the exercise price and the fair market value of the shares of Common Stock subject to the Nonqualified Stock Option. This taxable ordinary income will be subject to Federal income tax withholding. A Federal income tax deduction will be allowed to the Company in an amount equal to the ordinary income to be recognized by the Optionee, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable, and the Company satisfies its withholding obligation with respect to such income.

         If an Optionee exercises a Nonqualified Stock Option by delivering other shares, the Optionee will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the Optionee's tax basis. The Optionee, however, will be taxed as described above with respect to the exercise of the Nonqualified Stock Option as if he had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction. Provided a separate identifiable stock certificate is issued therefor, the Optionee's tax basis in that number of shares received on such exercise which is equal to the number of shares surrendered on such exercise will be equal to his tax basis in the shares surrendered and his holding period for such number of shares received will include his holding period for the shares surrendered. The Optionee's tax basis and holding period for the additional shares received on exercise of a Nonqualified Stock Option paid for, in whole or in part, with shares will be the same as if the Optionee had exercised the Nonqualified Stock Option solely for cash.

         The discussion set forth above does not purport to be a complete analysis of the potential tax consequences relevant to the Optionees or to the Company, or to describe tax consequences based on particular circumstances. It is based on Federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time.

                                 OTHER BUSINESS

         The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

         Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission, a shareholder intending to present a proposal to be included in the Company's proxy statement for the Company's 2001 Annual Meeting of Shareholders must deliver a proposal in writing to the Company's principal executive office no later than January 11, 2001.

         Shareholder proposals intended to be presented at, but not included in the Company's proxy materials for, that meeting must be received by the Company no later than March 24, 2001, at its principal executive offices; otherwise, such proposals will be subject to the grant of discretionary authority contained in the Company's form of proxy to vote on them.


                                            By Order of the Board of Directors

                                            Joseph A. Epstein, Secretary
Plantation, Florida
May 9, 2000

                          21st CENTURY HOLDING COMPANY

                  ANNUAL MEETING OF SHAREHOLDERS - JUNE 6, 2000

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          21st CENTURY HOLDING COMPANY

         The undersigned hereby appoints Edward J. Lawson and Michele V. Lawson, as Proxies, each with full power to appoint a substitute, to represent and to vote, with all the powers the undersigned would have if personally present, all the shares of common stock, $.01 par value per share, of 21st Century Holding Company (the "Company") held of record by the undersigned on May 2, 2000 at the Annual Meeting of Shareholders to be held on June 6, 2000 or any adjournments or postponements thereof.

Proposal 1.  ELECTION OF DIRECTORS

[  ]     FOR ALL THE NOMINEES LISTED BELOW
[  ]     WITHHOLD AUTHORITY (except as marked to the contrary below) TO VOTE
         FOR ALL NOMINEES LISTED BELOW.

         Patrick D. Doyle       Wallace J. Hilliard         Robert E. McNally             Bruce F. Simberg

 (INSTRUCTIONS: To withhold authority for any individual nominees, write that nominee's name in the space below.)

--------------------------------------------------------------------------------

Proposal 2. Approval of proposal to amend the Company's 1998 Stock Option Plan.

[  ]  For                       [  ]  Against                [  ]  Abstain

In their discretion, the Proxies are authorized to vote upon other business as may come before the meeting.


                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR Proposals 1 and 2.

                                 Dated: _______________________________, 2000


                                 --------------------------------------------
                                 (Signature)

                                 --------------------------------------------
                                 (Signature)

                                             PLEASE SIGN HERE


         Please date this proxy and sign your name exactly as it appears hereon.

         Where there is more than one owner, each should sign. When signing as an agent, attorney, administrator, executor, guardian, or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer who should indicate his office.

         PLEASE DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A

                         -----------------------------
                          21st CENTURY HOLDING COMPANY
                             1998 STOCK OPTION PLAN

                                  (as amended)
                         -----------------------------

         1. Purpose. The purpose of this Plan is to advance the interests of 21st CENTURY HOLDING COMPANY, a Florida corporation (the "Company"), by providing an additional incentive to attract, retain and motivate highly qualified and competent persons who are key to the Company, including key employees, consultants, independent contractors, Officers and Directors, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, by authorizing the grant of options to purchase Common Stock of the Company to persons who are eligible to participate hereunder, thereby encouraging stock ownership in the Company by such persons, all upon and subject to the terms and conditions of this Plan.

         2. Definitions. As used herein, the following terms shall have the meanings indicated:

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Cause" shall mean any of the following:

                         (i) a determination by the Company that there has
been a willful, reckless or grossly negligent failure by the Optionee to perform his or her duties as an employee of the Company;

                         (ii) a determination by the Company that there has been
a willful breach by the Optionee of any of the material terms or provisions of any employment agreement between such Optionee and the Company;

                         (iii) any conduct by the Optionee that either results
in his or her conviction of a felony under the laws of the United States of America or any state thereof, or of an equivalent crime under the laws of any other jurisdiction;

                         (iv) a determination by the Company that the Optionee
has committed an act or acts involving fraud, embezzlement, misappropriation, theft, breach of fiduciary duty or material dishonesty against the Company, its properties or personnel;

                         (v) any act by the Optionee that the Company determines
to be in willful or wanton disregard of the Company's best interests, or which results, or is intended to result, directly or indirectly, in improper gain or personal enrichment of the Optionee at the expense of the Company;

                         (vi) a determination by the Company that there has been
a willful, reckless or grossly negligent failure by the Optionee to comply with any rules, regulations, policies or procedures of the Company, or that the Optionee has engaged in any act, behavior or conduct demonstrating a deliberate and material violation or disregard of standards of behavior that the Company has a right to expect of its employees; or

                         (vii) if the Optionee, while employed by the Company
and for two years thereafter, violates a confidentiality and/or noncompete agreement with the Company, or fails to safeguard, divulges, communicates, uses to the detriment of the Company or for the benefit of any person or persons, or misuses in any way, any Confidential Information; provided, however, that, if the Optionee has entered into a written employment agreement with the Company which remains effective and which expressly provides for a termination of such Optionee's employment for "cause," the term "Cause" as used herein shall have the meaning as set forth in the Optionee's employment agreement in lieu of the definition of "Cause" set forth in this Section 2(b).

                  (c) "Change of Control" shall mean the acquisition by any person or group (as that term is defined in the Exchange Act, and the rules promulgated pursuant to that act) in a single transaction or a series of transactions of thirty percent (30%) or more in voting power of the outstanding stock of the Company and a change of the composition of the Board of Directors so that, within two years after the acquisition took place, a majority of the members of the Board of Directors of the Company, or of any corporation with which the Company may be consolidated or merged, are persons who were not directors or officers of the Company or one of its Subsidiaries immediately prior to the acquisition, or to the first of a series of transactions which resulted in the acquisition of thirty percent (30%) or more in voting power of the outstanding stock of the Company.

                  (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" shall mean the stock option committee appointed by the Board or, if not appointed, the Board.

                  (f) "Common Stock" shall mean the Company's Common Stock, par value $.01 per share.

                  (g) "Director" shall mean a member of the Board.

                  (h) "Employee" shall mean any person, including officers, directors, consultants and independent contractors employed by the Company or any parent or Subsidiary of the Company within the meaning of Section 3401(c) of the regulators promulgated thereunder.

                  (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (j) "Fair Market Value" of a Share on any date of reference shall be the Closing Price of a share of Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of the Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, or (iii) if neither clause (i) nor
(ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the 10 preceding days. If the information set forth in clauses (i) through (iii) above is unavailable or inapplicable to the Company (e.g., if the Company's Common Stock is not then publicly traded or quoted), then the "Fair Market Value" of a Share shall be the fair market value (i.e., the price at which a willing seller would sell a Share to a willing buyer when neither is acting under compulsion and when both have reasonable knowledge of all relevant facts) of a share of the Common Stock on the business day immediately preceding such date as the Committee in its sole and absolute discretion shall determine in a fair and uniform manner.

                  (k) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Code.

                  (l) "Non-Statutory Stock Option" or "Nonqualified Stock Option" shall mean an Option which is not an Incentive Stock Option.

                  (m) "Officer" shall mean the Company's chairman, president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant. Unless specified otherwise in a resolution by the Board, an "executive officer" pursuant to Item 401(b) of Regulation S-K (17 C.F.R. ss. 229.401(b)) shall be only such person designated as an "Officer" pursuant to the foregoing provisions of this paragraph.

                  (n) "Option" (when capitalized) shall mean any stock option granted under this Plan.

                  (o) "Optionee" shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

                  (p) "Plan" shall mean this 1998 Stock Option Plan of the Company, which Plan shall be effective upon approval by the Board, subject to approval, within 12 months of the date thereof by holders of a majority of the Company's issued and outstanding Common Stock of the Company.

                  (q) "Share" or "Shares" shall mean a share or shares, as the case may be, of the Common Stock, as adjusted in accordance with Section 10 of this Plan.

                  (r) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3. Shares and Options. Subject to adjustment in accordance with Section 10 hereof, the Company may grant to Optionees from time to time Options to purchase an aggregate of up to Six Hundred Thousand (600,000) Shares from Shares held in the Company's treasury or from authorized and unissued Shares. If any Option granted under this Plan shall terminate, expire, or be canceled, forfeited or surrendered as to any Shares, the Shares relating to such lapsed Option shall be available for issuance pursuant to new Options subsequently granted under this Plan. Upon the grant of any Option hereunder, the authorized and unissued Shares to which such Option relates shall be reserved for issuance to permit exercise under this Plan. Subject to the provisions of Section 14 hereof, an Option granted hereunder shall be either an Incentive Stock Option or a Non-Statutory Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Statutory Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan.

         4. Limitations. Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Code
Section 422(b) are exercisable for the first time by any individual during any calendar year (under all stock option or similar plans of the Company and any Subsidiary), exceeds $100,000.

         5. Conditions for Grant of Options.

                  (a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Committee from the class of all regular Employees of the Company or its Subsidiaries, including Employee Directors and Officers who are regular or former regular employees of the Company, Directors who are not regular employees of the Company, as well as consultants to the Company. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

                  (b) In granting Options, the Committee shall take into consideration the contribution the person has made, or is expected to make, to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from Officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options under this Plan prescribe such terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) the exercise price or prices of the Option or any installments thereof, (ii) prescribing the date or dates on which the Option becomes and/or remains exercisable, (iii) providing that the Option vests or becomes exercisable in installments over a period of time, and/or upon the attainment of certain stated standards, specifications or goals, (iv) relating an Option to the continued employment of the Optionee for a specified period of time, or (v) conditions or termination events with respect to the exercisability of any Option, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein; provided, however, that to the extent not cancelled pursuant to Section 9(b) hereof, upon a Change in Control, any Options that have not yet vested, may, in the sole discretion of the Committee, vest upon such Change in Control.

                  (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither this Plan nor any Option granted under this Plan shall confer upon any person any right to employment or continuance of employment (or related salary and benefits) by the Company or its Subsidiaries.

         6. Exercise Price. The exercise price per Share of any Option shall be any price determined by the Committee but shall not be less than the par value per Share; provided, however, that in no event shall the exercise price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted and, in the case of an Incentive Stock Option granted to a 10% shareholder, the per Share exercise price will not be less than 110% of the Fair Market Value in accordance with Section 14 of this Plan. Re-granted Options, or Options which are canceled and then re-granted covering such canceled Options, will, for purposes of this
Section 6, be deemed to have been granted on the date of the re-granting.

         7. Exercise of Options.

                  (a) An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, (iii) the Optionee has agreed to be bound by the terms, provisions and conditions of any applicable shareholders' agreement, and (iv) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or the Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Committee in any Option, the exercise price of any Shares purchased pursuant to the exercise of such Option shall be paid in cash, by certified or official bank check, by money order, with Shares or by a combination of the above; provided, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established by the Committee in connection with this Plan, lend money to an Optionee to exercise all or a portion of the Option granted hereunder. If the exercise price is paid in whole or part with the Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at a rate no less than the rate of interest payable by the Company to its principal lender, and (iv) contain such other terms as the Committee in its sole discretion shall require. No Optionee shall be deemed to be a holder of any shares subject to an Option unless and until a stock certificate or certificates for such shares are issued to the person(s) under the terms of this Plan. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

                  (b) No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

         8. Exercisability of Options. Any Option shall become exercisable in such amounts, at such intervals, upon such events or occurrences and upon such other terms and conditions as shall be provided in an individual Option agreement evidencing such Option, except as otherwise provided in Section 5(b) or this Section 8.

                  (a) The expiration date(s) of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

                  (b) Unless otherwise expressly provided in any Option as approved by the Committee, notwithstanding the exercise schedule set forth in any Option, each outstanding Option, may, in the sole discretion of the Committee, become fully exercisable upon the date of the occurrence of any Change of Control, but, unless otherwise expressly provided in any Option, no earlier than six months after the date of grant, and if and only if Optionee is in the employ of the Company on such date.

                  (c) The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

         9. Termination of Option Period.

                    (a) Unless otherwise expressly provided in any Option, the unexercised portion of any Option shall automatically and without notice immediately terminate and become forfeited, null and void at the time of the earliest to occur of the following:

                         (i) three months after the date on which the Optionee's
employment is terminated for any reason other than by reason of (A) Cause, (B) the termination of the Optionee's employment with the Company by such Optionee following less than 60 days' prior written notice to the Company of such termination (an "Improper Termination"), (C) a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee, or (D) death;

                         (ii) immediately upon (A) the termination by the
Company of the Optionee's employment for Cause, or (B) an Improper Termination;

                         (iii) one year after the date on which the Optionee's
employment is terminated by reason of a mental or physical disability (within the meaning of Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee or the later of three months after the date on which the Optionee shall die if such death shall occur during the one-year period specified herein; or

                         (iv) one year after the date of termination of the
Optionee's employment by reason of death of the employee;

                    (b) The Committee in its sole discretion may, by giving written notice ("cancellation notice"), cancel effective upon the date of the consummation of any corporate transaction described in Subsection 10(d) hereof, any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

                    (c) Upon Optionee's termination of employment as described in this Section 9, or otherwise, any Option (or portion thereof) not previously vested or not yet exercisable pursuant to Section 8 of this Plan or the vesting schedule set forth in such Option shall be immediately canceled.

         10. Adjustment of Shares.

                    (a) If at any time while this Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split, combination or exchange of Shares (other than any such exchange or issuance of Shares through which Shares are issued to effect an acquisition of another business or entity or the Company's purchase of Shares to exercise a "call" purchase option), then and in such event:

                         (i) appropriate adjustment shall be made in the maximum
number of Shares available for grant under this Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned;

                         (ii) appropriate adjustment shall be made in the number
of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the

Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price; and

                         (iii) such adjustments shall be made by the Committee,
whose determination in that respect shall be final, binding and conclusive.

                  (b) Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsection 10(d) hereof, or otherwise.

                  (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exchangeable for shares of its capital stock of any class, either in connection with a direct or unwritten sale or upon the exercise of rights or warrants to subscribe therefor or purchase such Shares, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to outstanding Options granted under this Plan.

                  (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, reclassifications, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company or to which the Company is a party; (iii) any issuance by the Company of debt securities, or preferred or preference stock that would rank senior to or above the Shares subject to outstanding Options;
(iv) any purchase or issuance by the Company of Shares or other classes of common stock or common equity securities; (v) the dissolution or liquidation of the Company; (vi) any sale, transfer, encumbrance, pledge or assignment of all or any part of the assets or business of the Company; or (vii) any other corporate act or proceeding, whether of a similar character or otherwise.

                  (e) The Optionee shall receive written notice within a reasonable time prior to the consummation of such action advising the Optionee of any of the foregoing. The Committee may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option.

         11. Transferability of Options. No Option granted hereunder shall be sold, pledged, assigned, hypothecated, disposed or otherwise transferred by the Optionee other than by will or the laws of descent and distribution, unless otherwise authorized by the Board, and no Option shall be exercisable during the Optionee's lifetime by any person other than the Optionee.

         12. Issuance of Shares. As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

                  (a) A representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                  (b) An agreement and undertaking to comply with all of the terms, restrictions and provisions set forth in any then applicable shareholders' agreement relating to the Shares, including, without limitation, any restrictions on transferability, any rights of first refusal and any option of the Company to "call" or purchase such Shares under then applicable agreements, and (B) any restrictive legend or legends, to be embossed or imprinted on Share certificates, that are, in the discretion of the Committee, necessary or appropriate to comply with the provisions of any securities law or other restriction applicable to the issuance of the Shares.

         13. Administration of this Plan.

                  (a) This Plan shall be administered by the Committee, which shall consist of not less than two Directors. The Committee shall have all of the powers of the Board with respect to this Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

                  (b) Subject to the provisions of this Plan, the Committee shall have the authority, in its sole discretion, to: (i) grant Options, (ii) determine the exercise price per Share at which Options may be exercised, (iii) determine the Optionees to whom, and time or times at which, Options shall be granted, (iv) determine the number of Shares to be represented by each Option,
(v) determine the terms, conditions and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option, (vi) defer (with the consent of the Optionee) or accelerate the exercise date of any Option, and (vii) make all other determinations deemed necessary or advisable for the administration of this Plan, including re-pricing, canceling and regranting Options.

                  (c) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of this Plan. The Committee's determinations and its interpretation and construction of any provision of this Plan shall be final, conclusive and binding upon all Optionees and any holders of any Options granted under this Plan.

                  (d) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting of the Committee or (ii) without a meeting by the unanimous written approval of the members of the Committee.

                  (e) No member of the Committee, or any Officer or Director of the Company or its Subsidiaries, shall be personally liable for any act or omission made in good faith in connection with this Plan.

         14. Incentive Options for 10% Shareholders. Notwithstanding any other provisions of this Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its Subsidiary) at the date of grant unless the exercise price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of 10 years from the date such Option is granted.

         15. Interpretation.

                  (a) This Plan shall be administered and interpreted so that all Incentive Stock Options granted under this Plan will qualify as Incentive Stock Options under Section 422 of the Code. If any provision of this Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, and this Plan shall be construed and enforced as if such provision had never been included in this Plan.

                  (b) This Plan shall be governed by the laws of the State of Florida.

                  (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan or affect the meaning or interpretation of any part of this Plan.

                  (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

                  (e) Time shall be of the essence with respect to all time periods specified for the giving of notices to the company hereunder, as well as all time periods for the expiration and termination of Options in accordance with Section 9 hereof (or as otherwise set forth in an option agreement).

         16. Amendment and Discontinuation of this Plan. Either the Board or the Committee may from time to time amend this Plan or any Option without the consent or approval of the shareholders of the Company; provided, however, that, except to the extent provided in Section 9, no amendment or suspension of this Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

         17. Termination Date. This Plan shall terminate ten years after the date of adoption by the Board of Directors.